Hartford Life Insurance Company Separate Account Three:

333-119414	The Director M
Director M Platinum
AmSouth Variable Annuity M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
333-119419	Director M Access
333-119415	The Director M Edge
333-119422	The Director M Plus
AmSouth Variable Annuity M Plus
The Director M Select Plus
333-119417	The Director M Outlook
Director M Platinum Outlook
AmSouth Variable Annuity M Outlook
The Director M Select Outlook
Huntington Director M Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook

Hartford Life and Annuity Company Separate Account Three:
333-119418	The Director M
Wells Fargo Director M
333-119423	Director M Access
333-119420	The Director M Edge
333-119416	The Director M Plus
333-119421	The Director M Outlook
Wells Fargo Director M Outlook

Supplement Dated December 9, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated December 9, 2008 to Your Prospectus

Putnam Investment Management, LLC has recommended and the Fund’s board of trustees has approved, the merger of the following Funds:

Merging Fund:	Into Acquiring Fund:
Putnam VT New Value Fund	Putnam VT Equity Income Fund

As a result, all assets of the merging Fund will be transferred into the acquiring Fund. Shareholders of the merging Fund will receive shares of the acquiring Fund.  The merger is scheduled to take place at the close of business on or about February 13, 2009.  The merging Fund will close to new and subsequent Premium Payments and transfers of Contract Value, including program trades, at the close of business on February 11, 2009.  The Investment Adviser of the Putnam VT Equity Income Fund is Putnam Investment Management LLC.  The Fund's investment objective is to seek capital growth and current income.

If at any time any of your Contract Value is invested in the merging Fund’s Sub-Account, the Contract Value will be invested in the acquiring Fund’s Sub-Account. If any portion of your future Premium Payments is allocated to the merging Fund’s Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.

Effective as of the close of business on February 13, 2009, any transaction that includes an allocation to the merging Fund’s Sub-Account will automatically be allocated to the acquiring Fund’s Sub-Account. Unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the merging Fund’s Sub-Account, your enrollment will automatically be updated to reflect the acquiring Fund’s Sub-Account.

Upon completion of the proposed mergers, all information and references to the merging Fund would be deleted.

This supplement should be retained with the prospectus for future reference.

HV-7874